UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2008
SIOUXLAND ETHANOL, LLC
(Exact name of small business issuer as specified in its charter)

Nebraska (State or other jurisdiction of incorporation or organization)	000-52420 (Commission File Number)	22-3902184 (I.R.S. Employer Identification No.)
1501 Knox Boulevard
Jackson, Nebraska 68743
(Address of principal executive offices)
(402) 632-2676
(Issuer’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(c))

Item 5.05. Amendments to Registrant’s Code of Ethics, or Waivers of a Provision of the Code of Ethics.
          On December 30, 2008, the Board of Directors of Siouxland Ethanol, LLC (the “Registrant”) adopted revisions to the Registrant’s Code of Ethics, including revisions to the provisions thereof dealing with conflicts of interests and insider trading and a new section dealing with payments to government officials. The complete text of the Registrant’s Code of Ethics, as revised, is attached as Exhibit 14 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits
          14 Code of Ethics

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIOUXLAND ETHANOL, LLC
December 31, 2008	/s/ Charles Hofland
Charles Hofland, President